SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2020
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME PER COMMON SHARE

Our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2020, 2019 and 2018. In addition, in June, 2019 our Board of Directors authorized a 300,000 share expansion of the 2019 repurchase plan. During 2020, 2019 and 2018 repurchases were made through open market and negotiated transactions and totaled 708,956, 1,204,688 and 587,969 shares of common stock, respectively for an aggregate purchase price of $14.2 million, $26.3 million and $12.7 million, respectively.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2020	2019	2018
	(In thousands, except per share amounts)

Net income	$56,152	$46,435	$39,839

Weighted average shares outstanding (1)	21,977	22,894	23,412
Stock units for deferred compensation plan for non-employee directors	121	132	128
Effect of stock options	90	115	176
Performance share units	33	42	53
Weighted average shares outstanding for calculation of diluted earnings per share	22,221	23,183	23,769

Net income per common share
Basic (1)	$2.56	$2.03	$1.70
Diluted	$2.53	$2.00	$1.68

(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2020, 2019 and 2018, respectively.